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                                                                    EXHIBIT 10.1

                  FIRST AMENDMENT TO PRE-NEGOTIATION AGREEMENT

                  THIS FIRST AMENDMENT TO PRE-NEGOTIATION AGREEMENT dated as of October 18, 2002 (this "First Amendment"), by and among AKORN, INC., a Louisiana corporation ("Akorn"), AKORN (NEW JERSEY), INC., an Illinois corporation ("Akorn NJ") (Akorn and Akorn NJ being sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation (the "Lender");

                                   WITNESSETH:

                  WHEREAS, the parties heretofore entered into the Pre-Negotiation Agreement dated as of September 20, 2002 (the "Prior Agreement"); and

                  WHEREAS, the Borrowers have requested (i) a waiver with respect to compliance with Section 6.9 of the Prior Agreement for the period ending September 30, 2002, (ii) an amendment to the definition of "Borrowing Base" and (iii) an amendment to Section 7.1 of the Prior Agreement;

                  WHEREAS, the Lender has agreed to the Borrowers' request, but only on the terms set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the covenants, agreements and acknowledgments contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  Section 1. Defined Terms. All capitalized terms used and not otherwise defined in this First Amendment shall have the same meanings as in the Prior Agreement.

                  Section 2. Waiver. The Lender hereby waives the Borrowing Condition Failure arising from the Borrowers' noncompliance with Section 6.9 of the Prior Agreement for the period ending September 30, 2002.

                  Section 3. Amendments.

                  3.1 Section 1.1 of the Prior Agreement is hereby amended by replacing with definition of "Borrowing Base" with the following:

                  "Borrowing Base" shall mean, for any date, the product of (a)
0.80 and (b) Net Trade Accounts Receivable on such date.

                  3.2 Section 7.1 of the Prior Agreement is hereby amended to read as follows"

                  7.1 Payments. The Lender (a) shall, and the Borrowers hereby irrevocably authorize the Lender to, withdraw on the Agreement Closing Date all cash amounts on deposit (including arising from the liquidation of any cash equivalent then on deposit and from the transfer on such date of cash from the Lock-Box Account to the Concentration Account) and

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apply same to (i) the payment of the $200,000 fee referred to in Section 5.1(c)
and (ii) thereafter repay outstanding Tranche A Loans and (b) may in its sole discretion (but shall be under no obligation to), and the Borrowers hereby irrevocably authorize the Lender at any time and from time to time to, on each Business Day after the Agreement Closing Date, withdraw all cash amounts on deposit in the Concentration Account (including any cash transferred thereto on such date from the Lock-Box Account) in excess of the Minimum Balance and apply same to (i) first, to all Obligations (other than principal of the Loans) then due and payable, (ii) second, to the outstanding principal amount of all Tranche B Loans and (iii) thereafter, to the outstanding principal amount of all Tranche A Loans.

                  Section 4. Pre-Negotiation Agreement and Documents to Remain In Effect; Confirmation of Obligations; References. Except as expressly modified and amended by this First Amendment, the Prior Agreement shall remain in full force and effect as originally executed and delivered by the parties. In order to induce the Lender to enter into this First Amendment, the Borrowers hereby
(i) confirm and reaffirm all of their obligations under the Documents, as modified and amended as described above and under the Pre-Negotiation Agreement, as modified and amended as described above; (ii) acknowledge and agree that the Lender, by entering into this First Amendment, does not waive any existing or future default or event of default under any of the Documents or the Prior Agreement, or any rights, powers or remedies under any of the Documents or the Pre-Negotiation Agreement, except as expressly provided in Section 2; (iii) acknowledge and agree that the Lender has not heretofore waived any Borrowing Condition Failure, or any rights or remedies under any of the Documents or the Prior Agreement; and (iv) acknowledge that they do not have any defense, set-off or counterclaim to the payment or performance of any of their obligations under the Documents or the Prior Agreement, as amended hereby. All references to the Prior Agreement shall henceforth be deemed to refer to the Prior Agreement as modified by this First Amendment and as hereafter modified by any amendment, modification or supplement thereto.

                  Section 5. Confirmation of Certifications, Representations and Warranties. In order to induce the Lender to enter into this First Amendment the Borrowers hereby certify, represent and warrant to the Lender that, except as otherwise disclosed to the Lender in writing prior to the date hereof, including in the Pre-Negotiation Agreement and in the Exhibits and Schedules attached thereto and/or in documents submitted to the Lender prior to the date hereof (including, but not limited to, any and all financial statements and reports, budgets, statements of cash flow and governmental reports and filings) (collectively referred to herein as "Disclosures"), all certifications, representations and warranties contained in the Documents and in the Pre-Negotiation Agreement and in all certificates heretofore delivered to the Lender are true and correct as of the date hereof in all material respects, and, subject to such Disclosures, all such certifications, representations and warranties are hereby remade and made to speak as of the date of this First Amendment.

                  Section 6. RELEASE. EACH BORROWER ON BEHALF OF ITSELF AND ITS AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, PRINCIPALS, SHAREHOLDERS, BENEFICIARIES, OFFICERS, MANAGERS, DIRECTORS, AGENTS, REPRESENTATIVES, ADVISORS, EMPLOYEES AND ATTORNEYS, HEREBY JOINTLY AND SEVERALLY RELEASES, WAIVES AND FOREVER DISCHARGES EACH OF THE LENDER AND ITS AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS,


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PRINCIPALS, SHAREHOLDERS, BENEFICIARIES, OFFICERS, MANAGERS, DIRECTORS, AGENTS,
REPRESENTATIVES, ADVISORS, EMPLOYEES AND ATTORNEYS OF, FROM, AND WITH RESPECT TO ANY AND ALL MANNER OF ACTIONS, CAUSES OF ACTIONS, SUITS, DISPUTES, CLAIMS, COUNTERCLAIMS AND/OR LIABILITIES, CROSS CLAIMS, DEFENSES THAT ARE KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, PAST OR PRESENT, ASSERTED OR UNASSERTED, CONTINGENT OR LIQUIDATED, WHETHER OR NOT WELL FOUNDED IN FACT OR LAW, WHETHER IN CONTRACT, IN TORT OR OTHERWISE, AT LAW OR IN EQUITY, BASED UPON, RELATING TO OR ARISING OUT OF ANY AND ALL TRANSACTIONS, RELATIONSHIPS OR DEALINGS WITH OR LOANS MADE TO THE BORROWERS PURSUANT TO THE LOAN DOCUMENTS AND/OR THE PRIOR AGREEMENT PRIOR TO THE EFFECTIVENESS HEREOF.

                  Section 7. Entire Agreement. This First Amendment sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this First Amendment, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this First Amendment other than as are herein set forth.

                  Section 8. Successors. This First Amendment shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.

                  Section 9. Severability. In the event any provision of this First Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

                  Section 10. Amendments, Changes and Modifications. This First Amendment may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto:

                  Section 11. Construction.

                           (a) The words "hereof," "herein," and "hereunder," and other words of a similar import refer to this First Amendment as a whole and not to the individual Sections in which such terms are used.

                           (b) References to Sections and other subdivisions of this First Amendment are to the designated Sections and other subdivisions of this First Amendment as originally executed.

                           (c) The headings of this First Amendment are for convenience only and shall not define or limit the provisions hereof.

                           (d) Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.



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                           (e) Each party to this First Amendment and legal
         counsel for each party have participated in the drafting of this First Amendment, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this First Amendment.

                  Section 12. Execution of Counterparts. This First Amendment may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  Section 13. Governing Law. This First Amendment shall be governed by and be construed and enforced in accordance with the laws of the State of Illinois.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




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                  IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

Address for Notices:                         AKORN, INC.

2500 Millbrook Drive
Buffalo Grove, IL  60089                     By /s/ Ben Pothast
Attention:  Chief Financial Officer             ---------------
Telecopier No.:  (847) 279-6191                 Name: Ben Pothast
Telephone No.:  (847) 279-6100                  Title:   C.F.O.


                                             AKORN (NEW JERSEY), INC.


                                             By /s/ Ben Pothast
                                                ---------------
                                                Name: Ben Pothast
                                                Title:   C.F.O.

50 South LaSalle Street
Chicago, Illinois  60675                     THE NORTHERN TRUST COMPANY
Attention:  Olga Georgiev
Telecopier No.:  (312) 630-6105
Telephone No.:  (312) 444-2438               By Olga Georgiev
                                               --------------
                                                Name:  Olga Georgiev
With a copy to                                  Title:
                                                       -------------------------
White & Case LLP
200 S. Biscayne Blvd., Suite 4900
Miami, FL  33131
Attention:  John K. Cunningham, Esq.




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